UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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WHERE FOOD COMES FROM, INC.

(Name of Registrant as Specified in its Charter)

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NOTICE OF ANNUAL SHAREHOLDERS MEETING

Dear Where Food Comes From Shareholders:

We are pleased to inform you that our 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”) will be held on Thursday, April 9, 2026 at 10:00am prevailing Mountain Time. For your convenience, we will host the 2026 Annual Meeting live via a conference call at 1-877-407-8289 (domestic toll-free) or 1-201-689-8341 (international). The conference code is: 13759029.

The agenda of the 2026 Annual Meeting will be the following items of business, which are more fully described in this proxy statement:

AGENDA ITEM:	1.	A Where Food Comes From proposal to elect six directors of Where Food Comes From, Inc. (the “Company”) to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified (“Proposal 1”);

	2.	A Where Food Comes From proposal to ratify the appointment of the Company’s independent registered public accounting firm (“Proposal 2”); and,

	3.	A Where Food Comes From proposal to approve, through a non-binding advisory vote, the compensation of the named executive officers of the Company (“Proposal 3”); and,

	4.	A Where Food Comes From proposal to recommend, by non-binding advisory vote, of the frequency of future advisory votes on executive compensation (“Proposal 4”); and,

	5.	Other Business. To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

All shareholders as of the close of business on February 3, 2026 are cordially invited to attend the 2026 Annual Meeting. We have enclosed a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 with this Notice of Annual Shareholders Meeting and accompanying proxy statement. Please read the enclosed information carefully before completing and returning the enclosed proxy card.

Your vote is very important. Whether or not you are planning to attend the meeting, you are urged to complete, date and sign the enclosed proxy card and return it promptly. Should you have any questions or need additional information, you are urged to call the Company at (303) 895-3002.

By Order of the Board of Directors

/s/ John Saunders
John Saunders
Chief Executive Officer

Castle Rock, Colorado

March 6, 2026

WHERE FOOD COMES FROM, INC.

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WHERE FOOD COMES FROM, INC.

PROXY STATEMENT FOR ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON APRIL 9, 2026

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Why did you send this proxy statement to me?

The Board of Directors of Where Food Comes From, Inc. (sometimes referred to here as “WFCF,” “we,” “us,” “our,” or the “Company”) is soliciting proxies for the annual meeting of shareholders on April 9, 2026, at 10:00 a.m. prevailing Mountain Time, and at any adjournment or postponement of that meeting. The meeting will be held via conference call. If you are a shareholder of record and you submit your proxy to us, you direct certain of our officers to vote your shares of WFCF common stock in accordance with the voting instructions in your proxy. If you are a beneficial owner and you follow the voting instructions provided in the notice you receive from your broker, bank or other intermediary, you direct such organization to vote your shares in accordance with your instructions. These proxy materials are being made available or distributed to you on or about March 6, 2026. As a shareholder, you are invited to attend the 2026 Annual Meeting and we request that you vote on the proposals described in this proxy statement.

What am I voting on?

There are four matters scheduled for a vote:

1.	A Where Food Comes From proposal to elect six directors of Company to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified (“Proposal 1”); and,

2.	A Where Food Comes From proposal to ratify the appointment of the Company’s independent registered public accounting firm (“Proposal 2”); and,

3.	A Where Food Comes From proposal to approve, by non-binding advisory vote, the compensation of the named executive officers (“Proposal 3”); and,

4.	A Where Food Comes From proposal to approve, by non-binding advisory vote, the frequency of future advisory votes on executive compensation (“Proposal 4”).

How many votes do I have?

If we had your name on record as owning common stock in Where Food Comes From, Inc. at the close of business on February 3, 2026, then you are entitled to vote at the annual meeting. You are entitled to one vote for each share of WFCF common stock you own as of that date. There were 5,050,455 shares of WFCF common stock outstanding and eligible to vote, at the close of business on February 3, 2026.

How do I vote?

If you are a shareholder of record, you may vote your shares in the following ways:

●	by internet at (www.proxypush.com/WFCF), 24 hours a day, 7 days a week, until 10:00 AM Mountain Time on April 9, 2026;
●	by telephone at 1-844-926-2211, 24 hours a day, 7 days a week, until 10:00 AM Mountain Time on April 9, 2026; or
●	by completing, signing, and mailing your proxy card, which must be received prior to the annual meeting.

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What is the difference between holding shares as a shareholder of record or as a beneficial owner?

You are the “shareholder of record” of any shares that are registered directly in your name with WFCF’s transfer agent, Odyssey Transfer and Trust Company. A minority of our shareholders are shareholders of record. We have sent the Notice of Internet Availability directly to you if you are a shareholder of record.

You are the “beneficial owner” of any shares (which are considered to be held in “street name”) that are held on your behalf by a brokerage account or by a bank or another intermediary that is the shareholder of record for those shares. The vast majority of our shareholders are beneficial owners. If you are a beneficial owner, you did not receive a Notice of Internet Availability directly from WFCF, but your broker, bank or other intermediary forwarded you a notice together with voting instructions for directing that organization how to vote your shares.

If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your bank or brokerage firm provides you. If you do not give instructions to your bank or brokerage firm, it will still be able to vote your shares with respect to certain “routine” items but will not be allowed to vote your shares with respect to certain “non-routine” items. In the case of non-routine items, the shares will be treated as “broker non-votes,” which are not counted as cast and have no effect on the outcome of the vote. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

The election of directors (Proposal 1) is considered a non-routine matter. We urge you to give your bank or brokerage firm instructions on all proposals in this proxy statement. To be able to vote your shares held in “street name” at the meeting, you will need to obtain a proxy from your bank or brokerage firm.

How do I attend the annual meeting?

We will be hosting the annual meeting via conference call only. The Company will conduct a conference call on April 9, 2026, at 10:00 a.m. Mountain Time. Call-in numbers for the conference call:

Domestic Toll Free: 1-877-407-8289

International: 1-201-689-8341

Conference Code: 13759029

May I change my vote or revoke my proxy?

You may change your vote or revoke your proxy any time before the annual meeting by:

●	entering a new vote by internet or telephone (subject to the applicable deadline for each method as set forth above);
●	returning another proxy card with a later date; or
●	sending written notification of revocation to the Corporate Secretary at our principal executive offices at 202 6th Street, Suite 400, Castle Rock, Colorado 80104.

Who pays for the solicitation of proxies and how are they solicited?

We pay the entire cost of the solicitation of these proxies. This cost includes preparation, assembly, printing, mailing and distributing this proxy statement and any other information made available to you. We may supplement our efforts to solicit your proxy in the following ways:

(1)	we may contact you using the telephone or electronic communication; or
(2)	our directors, officers, or other regular employees may contact you personally.

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We will not pay directors, officers, or other regular employees any additional compensation for their efforts to supplement our proxy solicitation.

What is “householding”?

If you and others in your household own your shares in street name, you may receive only one copy of the Notice of Internet Availability. This practice is known as “householding.” If you hold your shares in street name and would like copies of the proxy materials, please contact your bank or broker. If you receive multiple notices and would prefer to receive only one, please also contact your bank or broker. WFCF does not currently use householding for owners of record and will send the Notice of Internet Availability to all owners of record before using householding.

What constitutes a quorum?

In order for business to be conducted at the meeting, a quorum must be present. A quorum consists of the holders of majority of all the shares of common stock issued, outstanding and entitled to vote at the meeting. Shares of common stock represented in person or by proxy (including broker non-votes and shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for the purpose of determining whether a quorum exists. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

What vote is required to approve each proposal?

Proposal	Vote Required	Abstentions and Broker Non-votes

Proposal 1: A WFCF proposal to elect six directors	The plurality of the votes of the shares of common stock present in person or represented by proxy and entitled to vote at the meeting is required to elect each of the nominees.	Neither broker non-votes nor withheld votes will have an effect on the outcome of the voting for each of the nominees.

Proposal 2: A WFCF proposal to ratify the appointment of our independent registered public accounting firm	The affirmative vote of a majority of shares of common stock present in person or represented by proxy and entitled to vote at the meeting is required to approve this proposal.	Neither broker non-votes nor abstentions will have an effect on the outcome of the voting on this proposal.

Proposal 3: A WFCF proposal to approve, by non-binding advisory vote, the compensation of the named executive officers

The Say-on-Pay vote is advisory, and therefore not binding on the Company’s Board of Directors, meaning that our Board of Directors will not be obligated to take any compensation actions, or to adjust or executive compensation programs or policies, as a result of the vote.

Neither broker non-votes nor abstentions will have an effect on the outcome of the voting on this proposal.

Proposal 4: A WFCF proposal to approve, by non-binding advisory vote, the frequency of future advisory votes on executive compensation	Shareholder may vote for: One Year, Two Years or Three Years or Abstain. Although the advisory vote is non-binding, our Board of Directors will review the results of the vote and take then into account in making a determination concerning the frequency of future Say-on-Pay votes.	Neither broker non-votes nor abstentions will have an effect on the outcome of the voting on this proposal.

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How does the Board recommend that I vote?

If you vote over the Internet or by telephone, please confirm over the Internet or by telephone with Odyssey Transfer and Trust Company. If you fill in and return a paper proxy card, the designated proxy (John Saunders, CEO or Dannette Henning, CFO) will vote your shares as you have directed. If you submit a paper proxy card, but do not make specific choices, the designated proxy will vote your shares as recommended by the Board of Directors as follows:

●	“FOR” the election of all six nominees for director (Proposal 1); and,

●	“FOR” the ratification of the appointment of Haynie, as our independent registered public accounting firm (Proposal 2); and,

●	“FOR” the approval, by non-binding advisory vote, of the compensation of the company’s named executive officers (Proposal 3); and,

●	“THREE YEARS” when voting on the frequency of future advisory votes on executive compensation (Proposal 4).

How will voting on “any other business” be conducted?

Although we do not know of any business to be considered at the annual meeting other than the proposals described in this proxy statement, if any additional business is properly brought before the annual meeting, your signed or electronically transmitted proxy card gives authority to the designated proxy to vote on such matters in his discretion.

Who will count the votes?

We have hired a third party, Odyssey Transfer and Trust Company, to judge voting, be responsible for determining whether or not a quorum is present and tabulate votes cast by proxy or in person at the annual meeting.

Where can I find voting results of the meeting?

We will announce general voting results at the meeting and publish final detailed voting results in a Form 8-K to be filed with the Securities and Exchange Commission (the “SEC”) within four (4) business days following the meeting.

May shareholders ask questions at the annual meeting?

Yes, you may submit questions in writing to jpfeiffer@wherefoodcomesfrom.com during the annual meeting. No questions will be taken in any other manner on the day of the meeting. Our representatives will answer relevant questions after the official business of the Annual Meeting, subject to time constraints.

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How can I communicate with the Board of Directors?

If you or any interested party wishes to communicate with the Board of Directors, as a group, or with an individual director, such communication may be directed to the appropriate group or individual in care of the Corporate Secretary, Where Food Comes From, Inc., 202 6th Street, Suite 400, Castle Rock, Colorado 80104. The communication must be clearly addressed to the specific group or director. The Board of Directors has instructed the Corporate Secretary to review and forward such communications to the appropriate person or persons for response.

How can I access WFCF’s proxy materials and annual report electronically?

You can access the Company’s proxy statement and the 2025 Annual Report on Form 10-K at www.wherefoodcomesfrom.com/proxy-meeting-materials. You may also request free copies of these documents by sending a written request to the Company’s Corporate Secretary at 202 6th Street, Suite 400, Castle Rock, Colorado, 80104. We also file and furnish our annual, quarterly and current reports and other information, including proxy statements, with the SEC. Our SEC filings are available to the public at the SEC’s website at www.sec.gov. The 2025Annual Report on Form 10-K is not considered part of the proxy soliciting materials.

How long may I rely upon the information in this proxy statement? May I rely upon other materials as well regarding the annual meeting?

You should rely upon the information contained in this proxy statement, made available to you via the Internet or in printed form, to vote on the proposals at the annual meeting. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated March 6, 2026. You should not assume that the information contained in this proxy statement is accurate as of any date other than such date, unless indicated otherwise in this proxy statement. We would encourage you to check our website or the SEC’s website for any required updates that we may make between the date of this proxy statement and date of the annual meeting.

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PROPOSAL 1 – WFCF PROPOSAL FOR ELECTION OF DIRECTORS

The first proposal to be voted on is the election of directors. The Board nominees for re-election are John Saunders, Leann Saunders, Peter C. Lapaseotes, Jr., Adam Larson, Tom Heinen, and Graeme P. Rein. Biographical information about each of the nominees is included under “Information about the Nominees” below. If elected, each of the nominees will serve until the next annual meeting of shareholders and will be subject to re-election at such meeting along with the other directors.

The Board of Directors has no reason to believe that any nominee will be unable to serve or decline to serve as a director if elected. If a nominee becomes unable or unwilling to accept nomination or election, the Board of Directors will either select a substitute nominee or will reduce the size of the Board of Directors. If you have submitted a proxy and a substitute nominee is selected, your shares will be voted for the election of the substitute nominee. The Board and the Nominating and Corporate Governance Committee continue to frequently evaluate the optimal size and composition of the Board to allow it to operate nimbly and efficiently, while maintaining new ideas, expertise, experience and diversity among its membership.

Information About the Nominees

Set out below is certain information concerning our nominees for election as directors of the Company:

Name	Chair of the Board	Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee
John Saunders, CEO(1)	X
Leann Saunders, President and COO(1)
Peter C. Lapaseotes			X	X
Adam Larson		X	X	X
Tom Heinen		X
Graeme Rein		X

(1)	John and Leann Saunders are co-founders of the Company, husband and wife, respectively, and employees of the Company.

John Saunders, 54, is Chairman of the Board of Directors of the Company, serving in this position since 1998. Mr. Saunders founded our company in 1998 and has served as the Chief Executive Officer since then. Previously, Mr. Saunders was a partner and consultant for Pathfinder Consulting Services, Inc. in Parker, Colorado. An expert in both technology and the livestock industry, Mr. Saunders is a graduate of Yale University.

Mr. Saunders brings to the Board of Directors over 25 years of business, finance, marketing and leadership experience in the agricultural, livestock and food industry. Additionally, we believe the perspective and experience he brings as our Chief Executive Officer, one of our founders and our largest shareholder, which brings historic knowledge, operational expertise and continuity to the Board, makes him a well-qualified candidate for a director of the Company.

Leann Saunders, 55, began working for the Company in 2003 and has been the President of the Company since 2008. Prior to 2003, Mrs. Saunders worked for PM Beef Holdings (“PM”), an integrated beef company, and developed a supply system for PM’s Ranch to Retail product line and managed PM’s U.S. Department of Agriculture (USDA) Process Verified program. She then served as the company’s Vice President of Marketing and Communications. Prior to joining PM in 1996, Mrs. Saunders worked for McDonald’s Corporation as a Purchasing Specialist, and Hudson Foods Corporation. Mrs. Saunders graduated with a B.S. in Agriculture Business and an M.S. in Beef Industry Leadership from Colorado State University. Mrs. Saunders currently sits on the Colorado State University Agriculture Dean’s Advisory Board, the University of Nebraska’s Engler Agribusiness Entrepreneurship Program Advisory Board, the Board of Directors of the International Stockmen’s Education Foundation and was the Chair for the United States Meat Export Federation for the 2015-2026 year.

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Mrs. Saunders has served on our Board of Directors since January 2012 and brings to the Board over 25 years of diverse business leadership experience in supply chain management and marketing as well as extensive knowledge of executive compensation and corporate cultures. Her broad understanding of the agricultural, livestock and food industry, as well as the experience she brings as our President, one of the founders and our largest shareholder, makes her a well-qualified candidate for a director of the Company.

Peter C. Lapaseotes, 67, is a third-generation farmer/feeder agri-businessman from Bridgeport, Nebraska. For over 40 years, Mr. Lapaseotes has co-owned and operated Lapaseotes LTD, CPN Farms and Greenwood Ranch consisting of irrigated farming, cow-calf operation and finishing feedyards. Mr. Lapaseotes is a shareholder of 21st Century Equipment, a large John Deere dealership, 21st Century Water Technology, Dinklage Feedyards and Western States Bank located in Nebraska, Wyoming and Colorado. Mr. Lapaseotes sits on several boards of directors including those of Dinklage Feedyards as President, the Greek Orthodox Church and North Platte Natural Resource District.

Mr. Lapaseotes has served on our Board of Directors since May 2016 and brings to the Board over 40 years of business, finance, marketing and leadership experience in the agricultural and retail industries, making him a well-qualified candidate for a director of the Company.

Adam Larson, 56, is the chief financial officer of Ordway Cattle Feeders, LP. and has been involved in the cattle feeding and ranching business since 1991. During that period, he has been a member and manager of eight family organizations involved in cattle ranching and cattle feeding and is primarily involved in financial preparation and management. Mr. Larson is a graduate of the University of Colorado with a degree in Business Administration - Finance.

Mr. Larson has served on our Board of Directors since May 2016 and brings to the Board over 25 years of business experience in cow/calf ranch operations, as well as expertise in investments and finance, making him a well-qualified candidate for a director of the Company.

Tom Heinen, 70, has been a co-president of Heinen’s Fine Food Stores (“Heinen’s”) since 1994. Heinen’s specializes in offering the freshest, highest quality foods while providing world-class service in 19 neighborhood locations in the Greater Cleveland area and 4 locations in the Greater Chicago area serving various communities throughout Northeast Ohio. Since 1994, Mr. Heinen has managed the labor relations, central manufacturing, and the overall strategic direction for the meat, foodservice and bakery areas of Heinen’s. Mr. Heinen graduated from Bucknell University in 1977 with a B.S. and B.A. in Business Management. He also serves as a board member of The Boys and Girls Club of Cleveland.

Mr. Heinen has served on our Board of Directors since September 2012 and brings to the Board over 40 years of retail expertise, business experience and strong management skills. His broad understanding of consumer demands within the food industry makes him a well-qualified candidate for a director of the Company.

Graeme P. Rein, 46, is the managing member and chief investment officer of Yorkmont Capital Management, LLC, an Austin, Texas based registered investment advisor which he founded in 2012. Prior to Yorkmont Capital, Mr. Rein worked as a research analyst at Bares Capital Management, Inc. and as an audit professional at Deloitte & Touche, LLP. Mr. Rein graduated from Princeton University with a Bachelor of Arts in Economics and from the McCombs School of Business at the University of Texas with a Masters in Professional Accounting. He holds the Chartered Financial Analyst (CFA) designation and is also a Certified Public Accountant (CPA) in the state of Texas.

Mr. Rein has served on our Board of Directors since May 2026 and brings to the Board almost 20 years of business-related experience, with expertise in finance, accounting, and investments, which makes him a well-qualified candidate to be a director of the Company.

Vote Required

Each director is elected by a plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR.

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PROPOSAL 2 – WFCF PROPOSAL FOR RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered accounting firm retained to audit our financial statements. The Audit Committee of the Board of Directors selected Haynie & Company (“Haynie”) as the independent registered public accounting firm of the books and accounts of the Company for the year ending December 31, 2025. Haynie has served as our independent registered accounting firm since August 2024.

The Audit Committee is responsible for the audit fee negotiations associated with the retention of Haynie. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered accounting firm. The members of the Audit Committee and the Board believe that the continued retention of Haynie to serve as our independent external auditor is in the best interests of the Company and its shareholders.

Shareholder ratification of the selection of Haynie as our independent registered public accounting firm is not required but is being presented as a matter of good corporate practice. Notwithstanding shareholder ratification of the appointment of the independent registered public accounting firm, the Audit Committee, in its discretion, may direct the appointment of a new independent registered public accounting firm if the Audit Committee believes that such a change would be in our best interests and the best interests of our shareholders. The Audit Committee has not determined what action it will take if the shareholders do not ratify the appointment but may reconsider the appointment.

Representatives of Haynie are expected to be present at the annual meeting. They will have the opportunity to make a statement if they wish to do so and will be available to respond to appropriate questions that you may have.

Audit Fees

The following table presents fees paid for professional audit services rendered by our independent registered public accounting firm for the audits of the Company’s annual financial statements for the years ended December 31, 2025 and 2024. All such fees were approved by the Audit Committee.

	2024	2025
Audit Fees (1)	$182,500	$195,500
All Other Fees	-	4,000
	$182,500	$199,500

(1)	Includes fees and expenses related to the fiscal year audit and interim reviews, irrespective of when the fees and expenses were billed or when the services were rendered.

Pre-Approval Policies and Procedures

The Audit Committee has established policies and procedures for the approval and pre-approval of audit services and permitted non-audit services. The Audit Committee has the responsibility to do the following:

●	to engage and terminate our independent registered public accounting firm;
●	to pre-approve their audit services and permitted non-audit services;
●	to approve all audit and non-audit fees; and
●	to set guidelines for permitted non-audit services and fees.

All of the fees for 2025 and 2024 were pre-approved by the Audit Committee or were within pre-approved guidelines for permitted non-audit services and fees established by the Audit Committee. The Audit Committee considers whether the provision of the services disclosed under the headings “All Other Fees” is compatible with maintaining our independent registered public accounting firm’s independence.

Vote Required

The ratification of the appointment of Haynie as our independent registered public accounting firm for our fiscal year ending December 31, 2025 requires the affirmative vote of a majority of the shares in person or represented by proxy at the annual meeting and entitled to vote thereon.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF HAYNIE & COMPANY AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025.

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PROPOSAL 3 – WFCF PROPOSAL FOR RATIFICATION OF COMPENSATION FOR EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, the Company is providing shareholders with an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with Securities and Exchange Commission (“SEC”) rules. This type of proposal is more commonly known as a “say-on-pay” proposal. At the Annual Meeting of Shareholders held in 2023 (the “2023 Annual Meeting”), approximately 99% of the total votes cast were voted in favor of the Company’s say-on-pay proposal. At the 2023 Annual Meeting, shareholders were also asked to vote on a proposal seeking their views as to whether the say-on-pay vote should be held every year, every two years or every three years. The Board of Directors recommended that a say-on-pay vote be held triennially, and an overwhelming majority of shareholders voting on the matter indicated their agreement. Accordingly, the advisory vote on named executive officer compensation will be held on a triennial basis at least until the next non-binding shareholder vote on the frequency of future say-on-pay votes.

This Say-on-Pay vote is advisory, and therefore not binding on the Company’s Board of Directors, meaning that our Board of Directors will not be obligated to take any compensation actions, or to adjust our executive compensation programs or policies, as a result of the vote. Although the vote is non-binding, the Board of Directors will review the voting results, seek to determine the cause or causes of any significant negative voting and take both into consideration when making future decisions regarding the structure and terms of the compensation of the Company’s executive officers.

The Company recognizes that a framework that accounts for the Company’s financial resources and its business objectives is essential to an effective executive compensation program. The Company’s compensation framework and philosophy are established and overseen primarily by the Compensation Committee of the Board of Directors. The compensation structure of our executive officers is intended to help the Company attract, motivate, and retain executive-level persons with appropriate background, skills and knowledge who will contribute to the Company’s long term success. The Compensation Committee evaluates our business and compensation objectives annually with interim reviews, as needed, based on changes in responsibility. Most recently, the Board of Directors reviewed the business strategy and objectives in September 2025, for purposes of aligning it with our stage of development, growth as a business and current industry challenges.

Notwithstanding the advisory nature of the vote, the resolution will be considered passed with the affirmative vote of a majority of the votes cast (in person or by proxy) at the Annual Meeting. The Board of Directors believes the Company’s executive compensation program is appropriately structured and effective in achieving the Company’s core compensation objectives.

YOUR Board of Directors recommends that shareholders vote “FOR” the proposal approving the compensation of the Company’s executive officers.

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PROPOSAL 4 – WFCF PROPOSAL FOR ELECTION OF FREQUENCY OF ADVISORY VOTES

Section 14A of the Exchange Act requires that shareholders vote at least every six calendar years, on a non-binding, advisory basis, to determine the frequency of the advisory vote on the Company’s overall executive compensation programs with a choice for future votes to be held every one, two or three years. In accordance with the results of the non-binding vote from the 2023 shareholder meeting, the next frequency vote is to be held at the 2026 shareholder meeting. For the reasons described below, we recommend that our shareholders select a frequency of three years, or a triennial vote.

The structure and terms of our executive compensation program is designed to balance the Company’s financial resources while also supporting long-term value creation, and we believe a triennial vote will allow shareholders to better judge our executive compensation program in relation to our long-term performance. As described in this Proxy Statement, one of the key objectives of the structure of our executive compensation is to attempt to ensure that management’s interests are aligned with our shareholders’ interests to support long-term value creation.

The Company believes that triennial vote will provide us with the time to thoughtfully respond to shareholders’ sentiments and implement any necessary changes. We intend to review changes to our compensation arrangements in an effort to maintain the consistency and credibility of the program which is important in motivating and retaining our executive officers. We therefore believe that a triennial vote is an appropriate frequency to provide management and the Board of Directors sufficient time to consider shareholders’ input and to implement any appropriate changes to our executive compensation program.

With respect to the frequency of the Say-on-Pay vote, shareholders may vote for: One Year, Two Years or Three Years or Abstain. Although the advisory vote is non-binding, our Board of Directors will review the results of the vote and take them into account in making a determination concerning the frequency of future Say-on-Pay votes. Shareholders will have the opportunity to vote on the frequency of advisory votes on executive compensation every three years.

YOUR Board of directors recommends that shareholders select “THREE YEARS” when voting on the frequency of future Say-on-Pay votes.

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INFORMATION ABOUT THE BOARD OF DIRECTORS AND

GOVERNANCE OF THE COMPANY

Leadership and Director Independence

John Saunders serves as our Chief Executive Officer and Chairman of the Board. We believe that as a small business, we benefit from a unified chair/CEO position due to the clarity of leadership that structure provides. Additionally, our independent Board members are able to call special meetings, as deemed necessary.

The Chairman of the Board’s duties include, among others:

●	managing the relationship between the Board of Directors as a whole and management;
●	providing significant advice, counsel and guidance to the Board on strategic priorities and execution strategies;
●	facilitating discussions among the directors inside and outside the Board meetings;
●	driving practices and improvements on Board effectiveness and productivity;
●	presiding at all meetings of the Board of Directors;
●	recommending an annual schedule of Board and committee meetings;
●	overseeing all governance matters for the Board and shareholders;
●	being available for consultation and direct communication with major shareholders; and
●	carrying out other duties requested by the Board of Directors as a whole.

Other than Mr. and Mrs. Saunders, the remainder of the directors on our Board of Directors are independent. Our common stock is traded on the NASDAQ Capital Market (“NASDAQ”), under the stock ticker symbol, “WFCF,” and we have adopted the director independence standards as defined in the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”). Our Board of Directors has determined that Messrs. Heinen, Lapaseotes, Larson, and Rein each a current director and nominee at the 2026 annual meeting, qualify as “independent” directors under the rules promulgated by the SEC under the Exchange Act and the rules of Nasdaq for independent directors in general and for independence related to the functions of an audit committee, compensation committee and nominating committee.

Board Structure

The Board of Directors does not have classes of directors that serve multi-year terms. Instead, each director serves for a one-year term. If elected, each director nominee will serve until the next annual meeting and his or her successor is elected or until his or her earlier death, resignation, retirement or removal. Prior to recommending a director for nomination for re-election, the Board of Directors considers many factors, including:

●	the quality of past director service, and attendance at Board of Directors and committee meetings;
●	whether the director continues to possess the qualities and capabilities considered necessary or desirable for director service; and
●	the independence of the director.

Committees of the Board

The Board has three standing committees – the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each of the Board committees is comprised solely of independent directors, and the Board may appoint a chair to each committee. Our independent directors regularly meet in executive session, and at such other times as necessary or appropriate as determined by the independent directors. In addition, as part of our governance review and succession planning, the Board (led by the Nominating and Corporate Governance Committee) evaluates our leadership structure to ensure that it remains the optimal structure, reviews the composition, size and performance of the Board and its committees, evaluates individual Board members, and identifies and evaluates candidates for election or re-election to the Board.

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Audit Committee

Adam Larson (Chairman), Graeme P. Rein and Tom Heinen are the current members of the Audit Committee. All members are “independent,” as required by the rules promulgated by the SEC under the Exchange Act and the rules of the Nasdaq applicable to members of audit committees. Our Board of Directors has determined that Adam Larson qualifies as an “audit committee financial expert,” as defined by the rules promulgated by the SEC under the Exchange Act. The Audit Committee operates in accordance with a charter, which is posted on our website at www.wherefoodcomesfrom.com.

The Audit Committee is primarily concerned with monitoring:

●	the integrity of our financial statements;
●	our compliance with legal and regulatory requirements; and
●	the independence and performance of our registered public accounting firm.

The Audit Committee is also responsible for handling complaints regarding our accounting, internal accounting controls or auditing matters. Any such complaints received or submitted to the Chief Financial Officer are promptly forwarded to the Audit Committee to take such action as may be appropriate.

Compensation Committee

Adam Larson and Pete Lapaseotes are the current members of the Compensation Committee. All members are “independent,” as required by the rules promulgated by the SEC under the Exchange Act and the rules of the Nasdaq applicable to members of compensation committees.

The Compensation Committee is primarily responsible for, among other things:

●	overseeing our compensation policies, plans and benefit programs and making related recommendations to the Board, including by considering “say-on-pay” votes of our shareholders;
●	reviewing and approving the Company’s executive officers performance: the annual base salary, equity compensation, employment agreements, severance arrangements and change in control arrangements, and any other compensation, benefits, or arrangements;
●	administering the compensation of members of the Board and the Company’s equity compensation plans; and
●	preparing the compensation information as required to be included in this Proxy Statement.

The Compensation Committee operates in accordance with a charter, which is posted on our website at www.wherefoodcomesfrom.com.

The Compensation Committee has the authority to engage the services of outside consultants to assist in making decisions regarding the establishment of WFCF’s compensation programs and philosophy. No such consultants were engaged by the Company specifically with respect to executive or director compensation during 2025.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists of Pete Lapaseotes and Adam Larson, each of whom qualifies as an independent director under the listing standards of NASDAQ.

The Nominating and Corporate Governance Committee is responsible for, among other things:

●	assisting the Board in identifying prospective director nominees and recommending nominees for each annual meeting of shareholders to the Board;
●	reviewing developments in corporate governance practices and developing and recommending governance principles applicable to the Board;
●	considering questions of possible conflicts of interest of the Company’s directors and officers;

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●	reviewing the manner in and the process by which shareholders communicate with the Board and recommending Board responses;
●	reviewing the succession planning for the Company’s executive officers;
●	overseeing the evaluation of the Company’s Board and management; and
●	recommending members for each Board committee to the Board.

The Nominating and Corporate Governance Committee has adopted a written charter approved by the Board, which is available on our website at: www.wherefoodcomesfrom.com.

Procedures for Review of Transactions with Related Persons

Any proposed transaction with a related person is subject to review, negotiation and action by a committee consisting entirely of independent and disinterested directors, which committee is appointed by the Board of Directors at the time of any proposed transaction. The committee’s purpose and authority are set forth in resolutions appointing the committee and generally include the authority to retain such consultants, advisers and attorneys as it deems advisable in order to perform its duties.

Board Member Meeting Attendance

During 2025, the majority of our Board of Directors actively participated in all of our meetings. Those meetings included discussions on business strategy, compensation, nominations, and other corporate governance issues. Mr. and Mrs. Saunders also participated in all discussions including those concerning executive officer compensation; however, Mr. and Mrs. Saunders abstain from voting concerning their compensation.

During 2025, the Board of Directors held one formal meeting and three telephonic meetings. There were five meetings of the Audit Committee during 2025. The Compensation Committee held one meeting, and the Nominating Committee held one meeting during 2025. All incumbent directors attended at least 75% of the aggregate total of meetings of the Board of Directors and the committee on which he or she served.

We had one independent director who attended the 2025 annual meeting of shareholders. We do not have an official policy regarding the attendance of the members of the Board of Directors at annual meetings of shareholders; however, we informally encourage such attendance.

Board’s Role in Risk Oversight

The Board of Directors is actively involved in oversight of risks that could affect the Company. This oversight is conducted through regular reports directly from officers responsible for oversight of particular risks within the Company such as financial matters and transactions and executive compensation programs and policies, as well as through full reports by the Audit Committee regarding the Company’s financial reporting and internal control functions.

Director’s Compensation

We presently compensate all non-employee directors by paying them $8,000 per meeting attended in person and $3,000 per telephonic meeting attended in excess of fifteen minutes. The same compensation applies for any committee meetings attended. In 2025, our non-employee directors also received a one-time payment of $25,000 each as supplemental compensation for the additional time they regularly contribute towards researching and/or supporting the Executive Management team with special projects. All non-employee directors received a grant of 500 common shares of WFCF stock on November 18, 2025, which were fully vested. In addition, directors are reimbursed for all company travel-related expenses.

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The following table sets forth the total compensation earned or paid in cash during the year ended December 31, 2025:

Name and Position	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (1)	Total	Options Outstanding at 12/31/2025 (#)
Tom Heinen	$54,000	$5,845	$-	$59,845	1,750
Peter C. Lapaseotes	$48,000	$5,845	$-	$53,845	1,750
Adam Larson	$60,000	$5,845	$-	$65,845	1,750
Graeme P. Rein	$63,000	$5,845	$-	$68,845	1,750

(1)	Amounts in this column represent the aggregate grant date fair value of stock awards/options granted in the reported year, determined in accordance with FASB ASC Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the directors.

Qualifications to Serve as Director

Each candidate for director must possess at least the following specific minimum qualifications:

●	Each candidate must be prepared to represent the best interests of all the Company’s shareholders and not just one particular constituency;
●	Each candidate must have demonstrated integrity and ethics in his or her personal and professional life and have established a record of professional accomplishment in his or her chosen field;
●	Each candidate must be prepared to participate fully in activities of the Board of Directors and not have other personal or professional commitments that would interfere with or limit his or her ability to do so; and
●	In addition, candidates should possess the following qualities or skills:

○	Each candidate must contribute to the overall diversity of the Board of Directors—diversity being broadly construed to mean a variety of opinions, perspectives, personal and professional experiences and backgrounds, such as gender, race and ethnicity differences, as well as other differentiating characteristics.
○	Each candidate should contribute positively to the existing chemistry and collaborative culture among the members of the Board of Directors.
○	Each candidate should possess professional and personal experiences and expertise relevant to the Company’s business. Relevant experiences might include, among other things, large company CEO experience, senior-level industry experience, and relevant senior-level experience in one or more of the following areas—finance, accounting, sales and marketing, organizational development, information technology and public relations.

Nomination of Directors

The full Board, on the recommendation of the Nominating and Corporate Governance Committee, nominates candidates for election to the Board. In selecting candidates for recommendation to the Board, the Nominating and Corporate Governance Committee annually reviews the tenure, performance, and contributions of existing Board members to the extent they are candidates for re-election, and considers all aspects of each candidate’s qualifications and skills in the context of the needs of the Company at that point in time with a view to creating a Board with a diversity of experience and perspectives, including diversity with respect to race, gender, geography, and areas of expertise. Accordingly, the Nominating and Corporate Governance Committee includes, and has any search firm that it engages include, women and minority candidates in the pool from which the Nominating and Corporate Governance Committee selects director candidates.

Our Nominating and Corporate Governance Committee will consider recommendations by shareholders of candidates for election to the Board of Directors. Any shareholder who wishes that the Nominating and Corporate Governance Committee consider a candidate must follow the procedures set forth in our bylaws. See “Shareholder Proposals for the Next Annual Meeting of Shareholders.”

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For a discussion of the specific backgrounds and qualifications of our current director nominees, see “Information About the Nominees” above.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”), which is posted on our website at www.wherefoodcomesfrom.com. Our Code of Conduct applies to our directors, officers and all of our employees. The Code of Conduct sets forth specific policies to guide the directors, officers and employees in their duties. The information on our website is not incorporated into this proxy statement.

Insider Trading Policy

All employees are prohibited from using confidential information for stock trading purposes. To use material, non-public information for personal financial benefit or to “tip” others who might make an investment decision on the basis of such information is not only unethical and against Company policy, it is also illegal. We maintain an insider trading policy applicable to all of our directors, officers and employees, their family members, and specially designated outsiders who have access to the Company’s material non-public information. This policy includes restrictions on the timing of transactions involving shares of WFCF common stock. Sales of common stock obtained through the exercise of stock options are subject to Company trading windows and blackout windows and must be pre-approved by a representative of the Company.

While employees are not prohibited by law from using Company securities as collateral for loans or in margin accounts or from engaging in transactions involving publicly-traded options, such as puts and calls, or other derivatives securities with respect to the Company’s securities, the Company discourages employees from such activity because, among other problems, these types of transactions (i) may result in transactions in Company securities occurring outside the trading window and (ii), in the case of publicly-traded options, create an appearance of impropriety in that these types of transactions often focus on short-term and speculative interest in the Company’s securities or otherwise result in individual profit arising from poor Company performance.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes the Company’s compensation objectives and philosophy, the material elements of compensation awarded to, earned by or paid to the principal executive officer of the Company and the two other most highly compensated individuals who were serving as executive officers during 2025 (collectively, the “Named Executive Officers”). These individuals are listed in the “Summary Compensation Table” below.

Our compensation program bases a significant portion of the compensation of our executives on their ability to achieve annual operational objectives that advance the Company’s long-term business goals and that are designed to create sustainable long-term shareholder value. The Company’s performance-based compensation elements are guided by long-term objectives of maintaining market competitiveness and aligning the interests of our executives with the interests of our shareholders.

Our independent directors are responsible for aligning our compensation programs with our compensation philosophy of rewarding performance. They achieve that goal using independent third-party data to determine competitive compensation levels based on a peer group that represents both service-based companies, similar annual revenue, and market capitalization and those companies with whom we compete for talent.

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Compensation Philosophy and Objectives

The Compensation Committee strives to maintain a compensation program that will attract, retain and motivate key executive officers by providing incentives to reward the officers for performance efforts that support the Company’s short-term and long-term operational goals and is competitive with industry practice. The key objectives of the Company’s compensation program are to:

●	Align the interests of our executives with those of our shareholders through long-term share ownership – The Company uses stock options and stock awards under the Long-Term Equity Based Incentive Plan (“LTE”) to align the financial interests of our executives with those of our shareholders and to provide a longer-term incentive form of compensation and market price performance of our Common Stock.
●	Attract, retain and incentivize key executives, who are necessary to the execution of our business strategies - We reward executives who contribute to our success and motivate the employees to develop and execute short-and long-term business strategies as well as meet annual growth goals.
●	Motivate and reward individual performance that contributes meaningfully to Company performance – Evaluation of the individual performance of each executive officer affects most aspects of the executive’s compensation. Market data, individual performance and level of responsibility are considered in determining an executive’s annual salary and are important factors in deciding discretionary cash bonuses.

Current Executive Compensation Program Elements

The Company’s current executive compensation structure is comprised of a mix of compensation elements intended to support the Company’s operating and financial goals and objectives in both the short-term and long-term. The main elements of our compensation program are summarized below:

Component	Form of Payout		Objectives	How Values are Determined
Base Salary	Cash	● ● ●

Compensate our executive officers for their experience and expertise

Compete for talent with comparable companies in the food verification industry

Attract, retain and motivate executive officers to contribute to the Company’s long term success

Base salaries are evaluated and determined annually, taking into account the officer’s position and responsibilities, performance over the past two years, the pay range for individuals in similar positions and having similar responsibilities within the Company, the compensation practices of similar-sized companies in the market and the officer’s previous base salary.

Special Performance Bonuses	Cash	● ●

Motivate our executive officers to achieve the Company’s annual operational objectives that advance the Company’s long-term business goals designed to create sustainable long-term shareholder value

Reward achievement of the Company’s operational performance aligned with long-term business objectives

Cash bonus payments are a variable component of our compensation that is discretionary and aligned with the Company’s performance, company-wide accomplishments and individual performance. The Compensation Committee annually evaluates the Company’s performance and achievement of operational goals and objectives, job responsibility and performance of each officer and other executive compensation packages of similarly sized publicly traded companies.

Long-Term Equity Based (LTE) Incentive	Stock Options or Awards	● ● ● ●

Motivate achievement of long-term goals of the Company

Retain and attract key officers who perform over the longer period

Encourage of executive officers to create long-term value for our stockholders

Promote pay-for-performance by aligning our executive officers with stockholders through meaningful ownership interests in the Company

LTE compensation is a variable component of our compensation that is discretionary based on the Company’s achievement of outstanding performance. LTE includes stock options or stock awards based on the market price of our Common Stock at the date of grant.

Base Salary

The base salaries of our Named Executive Officers were briefly reviewed in December 2025 by the Compensation Committee, taking into account the officer’s position and responsibilities, performance over the past year, the pay range for individuals in similar positions and having similar responsibilities within the Company, the compensation practices of similar-sized companies in the market and the officer’s previous base salary. Following review by the independent members of the Compensation Committee, it was decided that the base salaries for our Named Executive Officers would remain unchanged until a more formal review could be completed during 2026.

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Special Performance Bonuses

In mid-December 2025, the Compensation Committee reviewed the Company’s 2025 preliminary estimates of net income, accomplishments towards advancing the company’s strategies and considered other various factors that it deemed appropriate in its business judgment, including individual performance and accomplishments during 2025, prior year bonus amounts, historical equity compensation awarded and the other executive compensation packages of similarly sized publicly traded companies. At its discretion and based on subjective factors, the Compensation Committee awarded special performance bonuses ranging from $110,000 - $150,000 to the Named Executive Officers. The performance bonuses were based on previous internal projections that indicated strong fourth quarter revenue for 2025. These projections were made prior to the unexpected announcement that a large midwestern packing plant would cease operations, resulting in a negative impact to the Company’s fourth quarter revenue.

In early February 2026, after finalizing the financial results for 2025, the Named Executive Officers, acting in the best interests of the Company, determined to return their bonuses to the Company.

Long-Term Equity Based Compensation.

While we believe compensation programs that reward executives for performance with Company equity further align the interests of executives and shareholders and motivate executives to create long-term shareholder value, we have not granted a significant mix of long-term incentives to our Named Executive Officers for many years.

John and Leann Saunders, our CEO and COO, respectively, consistently forego offers for equity-based compensation, citing their joint ownership of a substantial number of common shares, their confidence in the Company’s future performance, and their desire to not further dilute other shareholder’s ownership. The Saunders believe the successful growth of the Company will increase the value of their shareholdings. The Compensation Committee continues to honor this request because the Saunders consistently demonstrate their commitment to maximizing shareholder value, supporting the Company’s long-term growth strategies, and aligning compensation with risk outcomes.

Additional Types of Compensation

In addition to the three main elements of compensation (base salary, long-term equity based compensation and special performance bonuses), the Company provides compensation to its executive officers in the form of: (i) a 401(k) matching contribution available to all employees in which it matches 50% of each participant’s contribution for the first 4% of the participant’s base salary and bonus, with the deferral limited by applicable law; and (ii) health and welfare benefits available to all employees in which the Company subsidizes up to $817 per month for healthcare premiums.

We also provide our officers with perquisites that are generally intended to promote each officer’s efficiency. The Compensation Committee reviewed the perquisites for reasonableness and consistency with competitive practice. We currently provide our officers with a cell phone. Additionally, we provide our Chief Executive Officer with access to a company car.

Employment Contracts

In January 2016, we entered into one-year employment agreements with John Saunders, our Chief Executive Officer, and with Leann Saunders, our President. Each agreement automatically renews annually, unless a 60-day notice of non-renewal is provided by either the Company or the employee, and initially provides for an annual salary of $90,000 subject to performance review. In the event of a change in control resulting from a sale, merger or other disposition, a lump-sum payment equal to 200% of the employee’s current salary is payable on the date of sale, merger or other disposition. Each agreement also contains customary nondisclosure and non-compete clauses.

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Change in Control

In addition to the change in control provisions as described in the aforementioned employment agreements, we also have change of control provisions in our incentive-based equity plans. Under our stock option program, in the event of a change in control, the unvested options are immediately accelerated.

Summary Compensation Table

The following table sets forth, for the last two completed fiscal years ended December 31, 2025 and 2024, the cash compensation paid by the Company, as well as certain other compensation paid with respect to those years, to the Chief Executive Officer and to each of the two other Named Executive Officers of the Company (collectively, the “NEOs”) in all capacities in which they served:

	Summary Compensation Table (2)
Name and Position		Salary (1)	Bonus (4)	Other (3)	Total
John Saunders	2025	$416,745	$150,000	$14,460	$581,205
Chief Executive Officer	2024	$416,745	$100,000	$14,460	$531,205

Leann Saunders	2025	$416,745	$150,000	$14,460	$581,205
President	2024	$416,745	$100,000	$14,460	$531,205

Dannette Henning	2025	$315,272	$110,000	$14,460	$439,732
Chief Financial Officer	2024	$315,272	$85,000	$14,460	$414,732

(1)	Amounts shown reflect all salary received during 2025 and 2024. Salaries are paid on a semi-monthly basis.
(2)	For the years ended December 31, 2025 and 2024, there were no stock awards/options effectively granted
(3)	Represents the Company matching contribution to the 401(k) Plan, the value of a phone allowance and the value of company service recognition awards.

CEO Pay Ratio Disclosure

As a smaller reporting company, the Company is not required to provide pay ratio disclosure.

Pay versus Performance Table

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (as defined by SEC rules) and net income. For further information about how we align executive compensation with the Company’s performance, see “Compensation of Executive Officers” above. The amounts in the table below are calculated in accordance with SEC rules and do not represent amounts actually earned or realized by our named executive officers (“NEOs”), including with respect to equity based compensation.

Year	Summary Compensation Table Total for PEO (1)(6)	Compensation Actually Paid to PEO (2)(6)	Average Summary Compensation Table Total for Non-PEO NEO’s (3)(6)	Average Compensation Actually Paid to Non-PEO NEO’s (4)(6)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (5)	Net Income
2025	$581,205	$580,545	$510,469	$509,809	$(1.69)	$1,536,000
2024	$531,205	$530,545	$472,969	$472,309	$13.18	$2,120,000
2023	$529,945	$529,285	$466,011	$465,351	$15.71	$2,152,000

(1)	The dollar amounts reported for John Saunders, our Chairman of the Board and Chief Executive Officer (“PEO”), under “Summary Compensation Table Total for PEO” are the amounts of total compensation reported for Mr. Saunders in the “Total” column of the Summary Compensation Table for each applicable year.

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(2)	The dollar amounts reported for Mr. Saunders under “Compensation Actually Paid” represent the amount of “compensation actually paid” to Mr. Saunders, as computed in accordance with Item 402(v) of Regulation S-K in each applicable year. Adjustments made to the PEO’s total compensation for each year to determine the compensation actually paid predominately represent the fair value of equity compensation granted during the covered fiscal year as reported in the Summary Compensation Table, if any, and other immaterial perquisites provided.
(3)	The dollar amounts reported under “Average Summary Compensation Total for non-PEO Named Executive Officers” represent the average of the amounts reported for the Company’s NEOs as a group (excluding any individual serving as our CEO for such year) in the “Total” column of the Summary Compensation Table in each applicable year.
(4)	The dollar amounts reported under “Average Compensation Actually Paid for non-PEO Named Executive Officers” represent the average amount of “compensation actually paid” to the NEOs as a group (excluding the CEO), as computed in accordance with Item 402(v) of Regulation S-K in each applicable year. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group during the applicable year. Adjustments made to the NEO’s total compensation for each year to determine the compensation actually paid predominately represent the fair value of equity compensation granted during the covered fiscal year as reported in the Summary Compensation Table, if any, and other immaterial perquisites provided.
(5)	Total shareholder return (“TSR”) is calculated assuming a fixed investment of $100, including the reinvestment of dividends (as applicable) measured from the market close on December 31, 2017 through and including the end of the fiscal year for each year reported on the table.

2025 Grants under our Equity Incentive Plan

During 2025, there were no grants of our common stock to Named Executive Officers.

In December 2025, the Compensation Committee, desiring to reinforce aligned interests, promote momentum with its employees, and encourage retention with a uniquely talented workforce, authorized a maximum grant of 10,000 shares, in aggregate, of the Company’s common stock to eligible employees. The final number of shares to be granted is contingent upon individual employee acceptance of the stock grant. The Named Executive Officers were also eligible for this stock grant. Each Name Executive Officer was rewarded with 863 fully vested shares of the Company’s common stock. The acceptance of the stock grant administratively occurred on February 16, 2026, when the closing price of the common stock was valued at $11.36 per share.

2025 Option Exercises and Stock Vested under our Equity Incentive Plan

During 2025, the Named Executive Officers exercised stock options to purchase a total of 5,250 shares of the Company’s common stock with option exercise prices ranging from $6.84 to $7.20 per share.

Outstanding Equity Awards at Fiscal Year End

As of December 31, 2025, there were no unexercised options held by our Named Executive Officers.

Benefits under Equity Compensation Plans

As of December 31, 2025, the following table sets forth securities authorized for issuance under our equity compensation plans:

	No. of securities to be issued upon exercise of outstanding options and warrants	Weighted average exercise price of outstanding options and warrants	No. of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders:
2016 Equity Incentive Plan	51,829	$9.36	-
2026 Equity Incentive Plan	-	$-	500,000
Equity compensation plans not approved by security holders:	-		-
Total	51,829		500,000

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors consists of three non-employee independent directors, Adam Larson (Chairman), Graeme P. Rein and Tom Heinen.

Management is responsible for our system of internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee is responsible for monitoring (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, and (3) the independence and performance of our registered public accounting firm.

The Audit Committee has reviewed and discussed with our management and the independent accountants the audited consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2025, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T.

Our independent accountants also provided to the Audit Committee the written disclosures and letter required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent accountants their firm’s independence. The Audit Committee considered the audit-related and non-audit services provided by the independent accountants and subsequently concluded that such services were compatible with maintaining the accountants’ independence.

Based on the Audit Committee’s discussion with management and the independent accountants, and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC.

Respectfully Submitted,

AUDIT COMMITTEE:
Adam Larson (Chairman)
Graeme P. Rein
Tom Heinen

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STOCK OWNERSHIP OF CERTAIN PERSONS

The following table shows the beneficial ownership of our common stock as of February 26, 2026, by (a) all persons known by us to beneficially own more than 5% of our common stock as of such date, (b) each present director, including present directors being considered for election at the annual meeting, (c) the Named Executive Officers, and (d) all executive officers and directors as a group. The number and percent of shares of common stock of the Company beneficially owned by each such person as of February 26, 2026, includes the number of shares, which such person has the right to acquire within sixty (60) days after such date. The percentage ownership expressed for the holders below is based on 5,056,736 outstanding shares of WFCF common stock as of February 26, 2026.

Name and Address	Number of Shares (1)		Percentage Ownership	Shares Owned	Exercisable Options and Warrants	Unexercisable Options and Warrants	Total Options Outstanding
Michael D. Smith	617,308	(5)	12.2%	615,558	1,750	-	1,750
3310 I-40 West, Suite 100, Amarillo, TX 79102

John and Leann Saunders	1,740,952	(3),(4)	34.4%	1,740,952	-	-	-
Tom Heinen	33,000	(3),(5)	*	31,250	1,750	-	1,750
Peter C. Lapaseotes	186,715	(3),(5)	3.7%	184,965	1,750	-	1,750
Adam Larson	26,250	(3),(5)	*	24,500	1,750	-	1,750
Graeme P. Rein	670,252	(2),(3),(5)	13.2%	668,502	1,750	-	1,750
Dannette Henning	52,738	(3)	1.0%	52,738	-	-	-
All officers and directors as a group (8 persons)	2,709,907		53.5%	2,702,907	7,000	-	7,000

* Less than 1% beneficial ownership

(1)	This table is based upon information obtained from our stock records. Unless otherwise indicated in the footnotes to the above table and subject to community property laws where applicable, we believe that each shareholder named in the above table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned.
(2)	Based on 13D/A filed with the SEC on January 3, 2025. According to the Schedule 13D/A, each of the Yorkmont Capital Partners, LP, Yorkmont Capital Management, LLC, and Graeme P. Rein has sole voting and dispositive power over 666,302 shares of common stock. Yorkmont Capital Management, LLC is the general partner of, and controls, Yorkmont Capital Partners, LP. Mr. Rein is the management member of Yorkmont Capital Management, LLC. Additionally, Graeme P. Rein beneficially owns 2,500 additional shares of common stock.
(3)	The address for all persons is 202 6th Street, Suite 400, Castle Rock, Colorado 80104
(4)	John and Leann Saunders are husband and wife and own the shares as joint tenants.
(5)	Includes options to purchase 1,750 shares of common stock which are currently exercisable.

DELINQUENT SECTION 16(a) REPORTS

Under the securities laws of the United States, our directors and executive officers, and persons who own more than 10% of our common stock, are required to report their initial ownership of our common stock and any subsequent changes in that ownership to the SEC. Based solely on our review of such reports filed electronically with the SEC, we believe that all filing requirements applicable to our officers, directors and greater than ten percent shareholders were satisfied on a timely basis during 2025.

SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF SHAREHOLDERS

Shareholder proposals for consideration at our 2027 annual meeting must follow the procedures set forth in Rule 14a-8 under the Exchange Act or our bylaws, as applicable. To be timely under Rule 14a-8, they must be received by our Corporate Secretary at Where Food Comes From, Inc., 202 6th Street, Suite 400, Castle Rock, Colorado, 80104 by December 10, 2026, in order to be included in the proxy statement.

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Under the Company’s bylaws, if a shareholder plans to nominate persons to the Board of Directors or propose an item of business that will not be included in the Proxy Statement pursuant Rule 14a-8, that shareholder is required to give timely notice of such nomination or proposal to our Corporate Secretary. To be timely, a shareholder’s notice must be delivered to or mailed and received at our principal executive offices not less than 50 days nor more than 90 days prior to the date of such meeting; provided, however, that in the event that less than 75 days’ noticed of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the 15th day following the date on which such notice of the date of the annual meeting was mailed.

A shareholder’s ability to propose items of business to be considered at an annual meeting is subject to certain exceptions, and such shareholder is required to comply with certain other requirements set forth in our bylaws and with all applicable statutes and regulations. Failure to comply with these and other applicable requirements may result in a nomination or proposal of other business being disregarded pursuant to our bylaws.

If you need a copy of our bylaws, you may obtain them free of charge from the Corporate Secretary or you may find them in the Company’s public filings with the SEC. Compliance with the above procedures does not require the Company to include the proposed nominee or proposal in the Company’s proxy solicitation material.

FORWARD-LOOKING STATEMENTS

Statements contained in this Proxy Statement that are not purely historical are forward-looking statements, including, but not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future. Actual results could differ materially from those projected in any forward-looking statements as a result of a number of factors, including, without limitation, those described in this Proxy Statement. The forward-looking statements are made as of the date of this Proxy Statement, and we undertake no obligation to update or revise the forward-looking statements, or to update the reasons why actual results could differ materially from those projected in the forward-looking statements.

We caution you not to place undue reliance on any forward-looking statements made by, or on behalf us in this Proxy Statement or in any of our filings with the SEC or otherwise. Additional information with respect to factors that may cause the results to differ materially from those contemplated by forward-looking statements is included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and in our other current and subsequent filings with the SEC.

OTHER MATTERS

The Board of Directors does not intend to bring any matter not presented herein before the annual meeting and has not been informed that any other matters are to be presented by others. In the event any other matter properly comes before the annual meeting, the person named in the enclosed form of proxy will vote all such proxies in accordance with his best judgment on such matters.

Whether or not you are planning to attend the annual meeting, you are urged to complete, date and sign the enclosed proxy and return it in the enclosed stamped envelope at your earliest convenience.

By Order of the Board of Directors,

/s/ John Saunders
John Saunders, Chairman

Castle Rock, Colorado
March 6, 2026

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